6-21-11 2011 ANNUAL MEETING 2011 ANNUAL MEETING Exhibit 99.1

This brochure contains statements that plan for or anticipate the future.
Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature.  Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like.  Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC.  Prospective investors are urged not to put undue reliance on these forward-looking statements.
This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or
www.Goldresourcecorp.com
Forward Looking Statements
Forward Looking Statements

GOLD RESOURCE CORPORATION
NYSE Amex: GORO

1 KILO
Fine Gold
999,9

High-Grade Asset Base with Significant Exploration Potential
High-Grade Asset Base with Significant Exploration Potential
Low Cost Gold Producer Focused on Growth
Low Cost Gold Producer Focused on Growth
Engineered To Maximize Shareholder Value
Engineered To Maximize Shareholder Value
Focused on Cash Flow and Dividends
Focused on Cash Flow and Dividends

Gold Resource Corporation
NYSE Amex: GORO

GORO MARKET CAPITALIZATION
USD BILLIONS
1,600,000,000
1,400,000,000
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
0
2006
2007
2008
2009
2010
$1.3B Shareholder value created 6/20/2011
Cumulative Value Created
Funds Raised
$152M Funds raised

Delivering Shareholder Value Delivering Shareholder Value

Recent events
Recent events
Mine cleanup after rain /hail storm is
complete
Precautionary measures
Mine development continues
1 Stope (L4-L5) underway
Descending benches
Consider long hole stoping
Decline progressing ~6 meters
per day
Progressing towards Level 7
Ore blending program during cleanup
underground and open pit ore
Mill optimization continues
Cu/Au, Pb/Ag, Zn concentrates
Underground Au, Ag +90% recovery
st

Recent events Recent events Overcame adversity Optimizing operations Foresee Q2 record production, revenues and earnings Oaxaca Mining Unit Team Oaxaca Mining Unit Team

Gold Resource Corporation

NYSE Amex: GORO

Precious Metal Gold Equivalent oz's (AuEq)
Increasing Production
12/31/2...
12/31/2...
12/31/2...
12/31/2...
12/31/2...
12/31/2...
12/31/2...
12/31/2...
12/31/2...

Aggressive Growth Profile
Aggressive Growth Profile
Calendar Year-end Production Targets
Mill capacity as built = ~200,000 oz.  Above targets do not include Company’s remaining open pit ore stockpiles and stated long term goal of increasing mill capacity to ~300,000 oz’s
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K
Requires rapid stope
development and
Company will reevaluate
after Q2
10,493
90,000
155,000
200,000
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
200,000
225,000

Gold Resource Corporation
NYSE Amex: GORO

Resources

300
200
100
0
*Precious Metal $ Cash Cost / oz
$217
$100
$0
Decreasing cash costs
12/31/2010
12/31/2011E
12/31/2012E
12/31/2014E
12/31/2014E
12/31/2015E
12/31/2016E
12/31/2017E
12/31/2018E

Continued Lower costs
Continued Lower costs
Cash Cost  / Ounce Targets Cash Cost  / Ounce Targets
*Precious metals $0 cash cost / oz production targeted
using industry standard base metal by-product credits of;
Cu, Pb, Zn
Internal Estimate, Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K
Q1 2011
$87

Gold Resource Corporation
NYSE Amex: GORO

CAT
CAT

Company’s First Profit Company’s First Profit Flotation Agitated leach Two mill circuits Q1 2011 First Company Profit

Gold Resource Corporation
NYSE Amex: GORO

Upper Level
Crown Pillar
Drill
Sub-Level
Ore
Drill
Sub-Level
Ore
Raise
Pillar
Stope
Ore Passes
Raise
Haulage Level
Grizzlies

Descending Benches Descending Benches
Schematic of Mine Development Schematic of Mine Development
Arista Underground Mine development
Arista Underground Mine development
Currently stoping between levels 4 and 5
L4
L 5
~450-650 nominal tonnes per day
Ore Pass

GOLD RESOURCE CORPORATION
NYSE Amex: GORO

GEOLOGICAL MAP BAJA VEIN NW-SE DRIFTS LEVEL 6

808750
808800
808850
808900
1846650
1846600
1846550
N
Legend
QzDiorite
Rhyolite Fluidal
Bx Andesitic
Bleach And Bx
And DK
Hyd Bx
Measure Veins
Faults
VETA-BAJAN6
1:300
Meters
0 2.5 5 10 15 20 25
CONTRAFRENTE
Golden Trump Resources
DATE: JUNE 19, 2011.
MAPPING BY: ANDRES VEGA

Arista Underground Mine development Arista Underground Mine development Level 6 development: Multiple veins being mined

Gold Resource Corporation
NYSE Amex: GORO

Decline

1
st
Stope
L4
L 5
Hole # from Meters Au g/t Ag g/t Cu% Pb%
Zn%  (weighted avg. not true width)
5110004 79.47 33.81 18.49 1853 1.59 1.76 5.21
L 6
Safety ramp
Arista Mine Development
Arista Mine Development
3 drills assisting development work
Hole 5110004

Arista Mine Development
Arista Mine Development
2011 Arista Drilling focus has been
mine development
NI-43-101 support
Underground development intercepts include (weighted avg. not true width):
Hole # from Meters Au g/t Ag g/t Cu% Pb% Zn%
5110004 79.47 33.81 18.49 1853 1.59 1.76 5.21
5110005 60.55 11.90 5.14 546 0.48 1.47 4.50
5110006 67.89 2.91 28.01 455 0.76 3.02 7.45
5110006 73.76 7.28 6.18 496 0.76 1.38 7.79
5110007 93.93 8.42 2.97 122 0.35 2.77 3.95
5110008 60.65 2.00 6.35 685 0.63 6.16 8.34
5110008 104.6 2.00 7.50 43 0.17 0.38 1.28
5110009 64.57 5.45 3.34 646 0.53 1.54 3.60
5110012 89.11 6.19 4.71 583 0.44 0.78 0.78
5110013 27.86 4.37 5.33 466 0.68 2.53 4.11
5110014 16.04 6.44 8.95 11116 0.54 1.55 2.51
2011 Arista Drilling focus going forward
Continued mine development
NI-43-101 support
Arista expansion drilling

Strategy
Strategy
Decisions based on financial performance
Payback CAPEX less than 1 year/ IRR >100%
Production at earliest possible date
Build company with cash flow
Limit shareholder dilution
Distribute meaningful dividend
(Disciplined Cap Structure)
(Approx.1/3 Cash Flow)

Gold Resource Corporation
NYSE Amex: GORO

PUEBLA
VERACRUZ
OAXACA
GUERRERO
Pacific Ocean
Oaxaca
Solaga
Las Margaritas
El Rey
Alta Gracia
El Aguila
Tezonapa
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Santo Domingo Tomaltepec
Asuncion Nochixtlan
Santa Maria Asuncion Tlaxiaco
Zaachila
Ciudad Ixtepec
El Barrio de la Soledad
San Pedro Mixtepec
Chacalapa
San Pedro Pochutla
Puerto Angel
Gulf of Mexico
Mexico City
Oaxaca State
Pacific Ocean

Oaxaca Mining Unit

Property	GORO Interest	Production	Exploration
El Aguila	100%	✓	✓
El Rey	100%		✓
Alta Gracia	100%		✓
Las Margaritas	100%		✓
El Chamizo*	100%		✓
Solaga	100%		✓

Exploration; 6 property acquired Exploration; 6 property acquired New land acquisition* 48 kilometers on trend +200sq miles New Property * th

GOLD RESOURCE CORPORATION

NYSE Amex: GORO

San Pablo
San Lucas
San Dionisio
San Juan
Santa Ana
El Rey
San Baltazar
San Baltazar
55 Kilometers
SAN JOSE STRUCTURAL CORRIDOR
SAN JOSE STRUCTURAL CORRIDOR
Yaxe
ALTA GRACIA PROPERTY
Las Margaritas
El Aguila
La Arista
El Aire
San Jose de Gracia
Onion Juarez
San Pedro Totolapa
190
Las Amimas
Santa Maria Zoquitlan
El Camaran
GRC old land position
GRC new land position
N
0 2 4 6 8 10
KILOMETERS
Oaxaca
Detail Area
OAXACA
Veracruz
Gulf of Tehuantepec

Exploration; New Land Acquisition Exploration; New Land Acquisition Oaxaca Mining Unit expansion Dominant land position 5 properties on N70W regional structural corridor

Gold Resource Corporation
NYSE Amex: GORO

Property	Production	Exploration	Surface Drill	Underground Drill	Additional Drills targeted*
El Aguila	✓	✓	3	1	4*
El Rey		✓			
Alta Gracia		✓	1		
Las Margaritas		✓			
New claim*		✓			
Solaga		✓			
Total drills	5				

➢

➢

Exploration; Drill Rigs
Exploration; Drill Rigs
Two drill companies currently contracted
GeoDrill and Alta Drilling
Additional drills being evaluated
* The Company currently targets adding these drills subject to drill availability and / or order timeframes

Gold Resource Corporation
NYSE Amex: GORO

PUEBLA
VERACRUZ
OAXACA
Oaxaca
Solaga
Las Margaritas
El Rey
New Property
Alta Gracia
El Aguila
Pacific Ocean
Gulf of Tehuantepect
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Santo Domingo Tomaltepec
Asuncion Nochixtlan
Zaachila
Ciudad Ixtepec
Salina Cruz
Chacalapa
San Pedro Pochutla
Puerto Angel
Puerto Escondido
Gulf of Mexico
Pacific Ocean
Mexico City
Oaxaca State

Gold Resource Corporation: Acquires New Property Position 6/20/2011

Advancing Exploration
Advancing Exploration
The El Rey Property
Discovered high-grade gold vein system
Exploration / development underground
Mineralization within 100 meters of the surface
Vein drill intercepts
include (5 holes)
(1)
:
1 m of 132.5 g/t Au
1.4 m of 55.3 g/t Au
9 m of 19.4 g/t Au including
1 m of  66.4 g/t Au
1 m of 31.8 g/t Au
1 m of 30.3 g/t Au
1 m of 29.1 g/t Au
1 m of 23.7 g/t Au
Refurbish & extend existing shaft
Drive 2 development drifts along veins
Development Exploration Development Exploration

Advanced Exploration
Advanced Exploration
Alta Gracia Property
Developed many high-grade targets
High up in the system
May be above boiling point
Old workings utilized for new exploration
Surface samples (rock chip)  include:
# Meter Ag g/t Au g/t
101814 0.3 2590 4.75
101815 1.2 604 1.32
101817 0.3 431 1.08
101820 0.3 801 1.69
101828 0.5 356 0.39
101837 1.0 287 2.08
101841 0.3 560 0.36
101793 0.3 926 2.10
Development Exploration Development Exploration
Alta Gracia Property

Advanced Exploration Advanced Exploration Drill rig Pad for mine works exploration Old workings

Overcame Adversity Overcame Adversity Typical day at the mill

Overcame Adversity Overcame Adversity Freak hail storm

Overcame Adversity
Overcame Adversity
Gold Resource Corporation
2886 Carriage Manor Point
Colorado Springs, CO. 80906 USA
Office: (303) 320-7708
Fax:     (303) 320-7835
Email: gregpatterson@goldresourcecorp.com
Website: www.goldresourcecorp.com
10” of rain and hail in three hours

Gold Resource Corporation
NYSE Amex: GORO

RESCATE

Overcame Adversity Overcame Adversity Mill remained operational No serious injuries

Overcame Adversity Overcame Adversity Flood cleanup complete Mine development continues First stope underway

Overcame Adversity Overcame Adversity Production continued Record production forecasted Q2

Overcame Adversity Overcame Adversity

Gold Resource Corporation

NYSE Amex: GORO

RBC Capital Markets®

GOLD RESOURCE CORP

Gold Resource Corp – Weekly Stock Watch

Prices in US$ and as at market close June 17, 2011

GORO 12month +96.8%

Gold producers pullback

Relative Trading Analysis

LTM
Gold Resource Corp 96.8%
Junior Gold Producers (1) 29.8%
Gold 23.6%
S&P TSX Mining 5.4%
Direct Peer Index (2) (4.4%)
6 Months
Gold Resource Corp (17.5%)
Gold 11.9%
Junior Gold Producers (11.6%)
S&P TSX Mining (14.8%)
Direct Peer Index (15.8%)
1-Week
Gold Resource Corp (8.1%)
Gold 0.5%
Direct Peer Index (1.3%)
S&P TSX Mining (3.0%)
Junior Gold Producers (5.6%)

(1) Junior Gold Producers include: San Gold, Capital Gold, Yukon-Nevada, Richmont, Claude Resources, Wesdome, and Troy Resources

(2) Direct Peer Index Includes: Aurizon, Lake Shore, Alamos, Minefinders, Gammon Gold, and San Gold

Gold Market / Equities pullback Gold Market / Equities pullback

Gold Resource Corporation
NYSE Amex: GORO

Gold Share Performance Relative to Bullion Since 2011

Relative Performance
1.15
1.10
1.05
1.00
0.95
0.90
0.85
1/3/2011
1/10/2011
1/17/2011
1/24/2011
1/31/2011
2/7/2011
2/14/2011
2/21/2011
2/28/2011
3/7/2011
3/14/2011
3/21/2011
3/28/2011
4/4/2011
4/11/2011
4/18/2011
4/25/2011
5/2/2011
5/9/2011
Gold
Seniors
Intermediates
Juniors
Gold Equities
Gold
Producers

Source: Bloomberg and CIBC World Markets Inc.

Gold Market
Gold Market
“While the party continues for gold bullion prices,
stocks of gold companies have been a no-show.”
Frank Holmes June 2011
“Gold equities underperformed gold bullion in 2000 and 2008 during times of extreme market negativity and uncertainty. These previous instances have been merely temporary setbacks and markets generally reverted back to their long-term
trends.”
Frank Holmes June 2011
Gold Market / Equities Pullback
Gold Market / Equities Pullback

Where We Are Going
Where We Are Going
Development of Expanded Oaxaca Mining Unit
Development of Expanded Oaxaca Mining Unit
Increase Shareholder Value
Increase Shareholder Value
Continue “Mainstream”
Continue “Mainstream”
Thrust for Institutional Investors
Thrust for Institutional Investors
Focused on Production and Increasing Cash Flow
Focused on Production and Increasing Cash Flow
Position GORO as “GO TO”
Position GORO as “GO TO”
Gold Investment
Gold Investment

Gold Resource Corporation
NYSE Amex: GORO

MARKET
NEWS VIDEO

Mainstream Exposure Mainstream Exposure

Mainstream Thrust
Mainstream Thrust
Formal Resource Report
Formal Resource Report
NYSE Amex Listing
NYSE Amex Listing
“Mainstream”
“Mainstream”
for Institutional Investors
for Institutional Investors
Coverage
Coverage
TSX Secondary Listing
TSX Secondary Listing
2010 2011

Strike a balance between
~Company Growth
~Return to Owners
Measurement
~Cash balance for near term growth
~Cash generated by Mine Gross Profit
Mine Gross Profit Dividends
7/1/2010-3/30/2011 $18 million $13 million
SPECIAL CASH DIVIDENDS
SPECIAL CASH DIVIDENDS
GORO; Unique Gold Investment
GORO; Unique Gold Investment
New Generated Cash
~Future project expectations

Cash flow (Mine Gross Profit) and
dividend focused. Company long term
estimate:
~1/3
cash flow for taxes
~1/3
cash flow targeted for growth
~1/3
cash flow targeted to be paid
back to shareholders as dividends
SPECIAL CASH DIVIDENDS
SPECIAL CASH DIVIDENDS
Special
dividend
declared
Payable to
shareholders
of record as of
Special
dividend
amount
Total Special
Dividends Returned to
shareholders
Jul.– Dec. 2010 $0.18
$0.35
Jan.     31 Feb.     14, 2011 $0.03
Feb.     28 Mar.     18, 2011 $0.03
Mar.     31 April    15, 2011 $0.03
Apr.     28 May     13, 2011 $0.04
May.    27 June    13, 2011 $0.04
Special dividends should not be considered a prediction or guarantee of future dividends.  Potential special dividends may vary in amount and consistency or be discontinued at management’s discretion depending on variables including but not limited to operational cash flows, Company development requirements and strategies, spot gold and silver prices, taxation, general market conditions and other factors described in the Company’s public filings.
GORO; Unique Gold Investment
GORO; Unique Gold Investment
(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)

Company Annual Dividend
Estimate
Yield
%
Share Price Close
6/20/2011
Agnico Eagle U.S.$0.65 1.1% U.S.$60.98
Barrick U.S.$0.49 1.1% U.S.$43.17
Goldcorp U.S.$0.42 0.9% U.S.$47.35
Kinross U.S.$0.10 0.7% U.S.$14.88
Newmont U.S.$0.80 0.8% U.S.$51.82
Yamana U.S.$0.12 1.1% U.S.$11.32
Royal Gold U.S.$0.44 0.8% U.S.$56.39
PEER AVERAGE 0.9%
Hypothetical*
Gold Resource
U.S.$0.48*
2.0% U.S.$24.30
Source: Based on each company’s annual public filing and Bloomberg.
*Hypothetical special dividend distribution, NOT GUARANTEED
Dividend & Yields
Dividend & Yields

Gold Resource Corporation
NYSE Amex: GORO

GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE GOLD

Cash Flow
Cash Flow
Become the “Go To”
Become the “Go To”
Gold Investment
Gold Investment
Dividends
Dividends
Dividends
Dividends
“In Kind”
“In Kind”
Treasury %
Treasury %
in Physical
in Physical
Adding Ounces
Adding Ounces
Capitalize on
Capitalize on
Opportunities
Opportunities
Low Cost
Low Cost
Producer
Producer
The “Go To”
The “Go To”
Gold Company
Gold Company
(GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K)
Growth
Growth

Conclusion
Conclusion
Exploration of High-Grade Asset Base
Exploration of High-Grade Asset Base
Low Cost Gold Producer
Low Cost Gold Producer
Increasing Production Profile
Increasing Production Profile